Credit facility	12 Months Ended
Dec. 31, 2022
Disclosure Of Credit Risk [Abstract]
Credit facility
12.	Credit facility
The credit facility consists of a $60,000 senior secured credit facility maturing on July 2, 2025. The credit facility is subject to variable interest rates that reference to 1 month USD LIBOR, or under certain conditions, the Federal Funds Rate in effect. On December 16, 2021, the Company amended its credit facility to lower the effective interest rate from a maximum of LIBOR plus 9% (with a LIBOR floor of 1.5%) to LIBOR plus 8% with no floor. There is a 0.33% fee on the available but undrawn portion of the $60,000 facility. The principal and interest balance outstanding for the credit facility as at December 31, 2022 was $46,180 (December 31, 2021 – $44,983). Refer to Note 26 for details on the reform of major interest rate benchmarks.
The credit facility is subject to certain covenants and events of default. As at December 31, 2021 and December 31, 2022, the Company was in compliance with these covenants. Interest expense on the credit facility is included in credit facility interest expense in the consolidated statements of operations and comprehensive income (loss).
The Company has provided its senior lenders with a general security interest in all present and after acquired personal property of the Company, including certain pledged financial instruments, cash and cash equivalents.

	As at
	December 31, 2022	December 31, 2021

Credit facility - funds drawn	46,180	44,983

The Company has pledged financial instruments as collateral against its credit facilities. Under the terms of the general security agreement, assets pledged as collateral primarily include loans receivable with a carrying amount equal to $56,841 (December 31, 2021 – $55,832) and cash and cash equivalents with a balance of $288 (December 31, 2021 – $154).